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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the incorporation by reference in the registration statement of Advanced Energy Industries, Inc. on Form S-3 (File No. 333-34039) of our report, dated August 12, 1997, on our audit of the consolidated financial statements of Tower Electronics, Inc. for the year ended September 30, 1996 which report is included in this Form 8-K/A No. 1.

Coopers & Lybrand L.L.P.

Minneapolis, Minnesota
September 16, 1997